ZiLOG Announces Second Quarter 2003 Results


    SAN JOSE, Calif.--(BUSINESS WIRE)--July 23, 2003--ZiLOG, Inc.
(OTCBB:ZILG)

    --  Sequential growth in revenue

    --  Gross margin improves to 47%

    --  Expands availability of its new Z8 Encore!(TM) Flash
        Microcontrollers

    ZiLOG, Inc. (OTCBB:ZILG) the creator of the Z80 microprocessor and a leading innovator of integrated 8-bit microcontroller solutions, today reported results for the period ended June 30, 2003. Net sales for the second quarter of 2003 were $25.7 million, an increase of 2% sequentially from net sales of $25.2 million in the immediately preceding quarter and down from net sales of $38.1 million in the second quarter of 2002. Gross margin for the quarter ended June 30, 2002 was 47%, compared with 41% in the first quarter of 2003 and 34% in the second quarter of 2002.
    "Our bookings in the quarter were encouraging and we had a positive book to bill ratio. We earned proforma operating income and generated positive cash flow as reflected by our adjusted EBITDA for the quarter of $2.2 million," said Jim Thorburn, ZiLOG's Chief Executive Officer. "We are proud of our balance sheet management and our supply chain management which allows us to run the business on just over two month's supply of inventories. We continued to focus on managing our balance sheet and our solid cash position allowed us to repurchase 621,500 shares of our common stock during the quarter, approximately 2% of our outstanding shares," Thorburn stated (See Note 4 for descriptions and reconciliations of EBITDA and Adjusted EBITDA to cash flow from operations).
    Proforma net income, which excludes the effects of fresh-start adjustments, special charges, reorganization items, amortization of intangible assets, in-process R&D, non-cash stock-based compensation and gains on discharge of debt, for the second quarter of 2003 was $0.6 million, compared to proforma net income of $0.5 million and $3.5 million in the first quarter of 2003 and second quarter of 2002, respectively (see reconciliation of this proforma information to GAAP results below). Net loss on a GAAP basis was $2.0 million in the second quarter of 2003 compared with a net loss of $2.9 million in the first quarter of 2003 and net income of $264.4 in the second quarter of 2002. The second quarter of 2002 results included one-time gains of $205.7 million and $83.7 million for discharge of indebtedness and fresh start adjustments, respectively, related to the Company's May 2002 recapitalization.
    "We are continuing to expand our flash-based microcontroller offerings and the leading indicators of customer adoption for our new products are encouraging; this quarter we announced availability of engineering samples for the Z8 Encore! 4KB and 8KB products; we have shipped over 10,000 development kits in the last four quarters and we have sold preproduction volumes of our new flash-based products to over two hundred new customers," Thorburn said. "I am particularly pleased that our innovative new flash-based products are beginning to gain recognition. We are proud to have received the prestigious Electron D'Or award for best new microprocessor from the French electronics magazine, Electronique," concluded Thorburn.


                             ZiLOG, INC.
            PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited, in millions, except percentages)

                                         Three Months    Six Months
                                        Ended June 30,  Ended June 30,
                                       -------------------------------
                                         2003    2002    2003    2002
                                       ------- ------- ------- -------

Net sales                               $25.7   $38.1   $50.9   $74.1
Cost of sales                            13.7    21.2    28.6    41.6
                                       ------- ------- ------- -------
Gross margin                             12.0    16.9    22.3    32.5
Gross margin %                            47%     44%     44%     44%

Operating expenses:
   Research and development               4.7     4.6     8.6    10.0
   Selling, general and administrative    6.7     8.0    12.5    15.9
                                       ------- ------- ------- -------
      Total operating expenses           11.4    12.6    21.1    25.9
                                       ------- ------- ------- -------
Proforma operating income                $0.6    $4.3    $1.2    $6.6

Other income (expense)                    0.1    (0.2)    0.1    (4.9)
Provision for income taxes                0.1     0.6     0.2     0.7
                                       ------- ------- ------- -------
Proforma net income                      $0.6    $3.5    $1.1    $1.0
                                       ======= ======= ======= =======

RECONCILIATION OF PROFORMA TO GAAP RESULTS (in millions)

                                         Three Months    Six Months
                                        Ended June 30,  Ended June 30,
                                       -------------------------------
                                         2003    2002    2003    2002
                                       ------- ------- ------- -------

Proforma operating income                $0.6    $4.3    $1.2    $6.6
Proforma adjustments:
   Cost of sales - fresh-start
    inventory adjustment                    -     3.9       -     3.9
   Special charges and reorganization
    items                                 0.5     1.5     1.8     7.2
   Amortization of intangible assets      1.7     2.0     3.4     2.0
   In-process research and development      -    18.7       -    18.7
   Non-cash stock-based compensation      0.4     2.1     0.8     2.1
                                       ------- ------- ------- -------
      Total proforma adjustments          2.6    28.2     6.0    33.9
                                       ------- ------- ------- -------
Operating loss                          $(2.0) $(23.9)  $(4.8) $(27.3)
                                       ======= ======= ======= =======

Proforma net income                      $0.6    $3.5    $1.1    $1.0
Proforma adjustments:
   Cost of sales - fresh-start
    inventory adjustment                    -     3.9       -     3.9
   Special charges and reorganization
    items                                 0.5     1.8     1.8    11.2
   Amortization of intangible assets      1.7     2.0     3.4     2.0
   In-process research and development      -    18.7       -    18.7
   Non-cash stock-based compensation      0.4     2.1     0.8     2.1
   Fresh-start adjustments                  -   (83.7)      -   (83.7)
   Net gain on discharge of debt            -  (205.7)      -  (205.7)
                                       ------- ------- ------- -------
      Total proforma adjustments          2.6  (260.9)    6.0  (251.5)
                                       ------- ------- ------- -------
Net income (loss)                       $(2.0) $264.4   $(4.9) $252.5
                                       ======= ======= ======= =======


    In addition to reporting results that are determined in accordance with generally accepted accounting principles (GAAP), the Company also reports operating income and net income on a proforma or non-GAAP basis. These pro forma non-GAAP results exclude the effects of fresh-start adjustments, special charges, reorganization items, amortization of intangible assets, in-process R&D, non-cash stock-based compensation and gains on discharge of debt. Because of the significance of non-cash and cash items primarily related to the Company's reorganization, fresh-start reporting and maintaining assets held for disposal, the Company utilizes proforma results as a performance measure of cash earnings, normalized for certain cash items, such as restructuring and MOD III holding costs, that are not considered normal ongoing operating expenses. The Company uses proforma reporting to evaluate its operating performance and believes this presentation provides its investors with better comparability and additional insights into its underlying operating results. A reconciliation of the unaudited proforma operating income and proforma net income to the GAAP operating income (loss) and GAAP net income
(loss) is included in the tables above. Proforma information is not determined using GAAP and should not be considered to be superior to or as a substitute for GAAP measures.

    About ZiLOG, Inc.

    ZiLOG, Inc. (OTCBB:ZILG) is a leading designer manufacturer and marketer of semiconductors for worldwide embedded control markets, including consumer electronic and industrial control applications. The Company received the prestigious 2003 Electron D'Or award for best new microprocessor from the French electronics magazine, Electronique. Headquartered in San Jose, California, ZiLOG employs approximately 700 people worldwide and has sales offices throughout Asia, Europe and North America. For more information, visit the Company's web site at www.ZiLOG.com.

    ZiLOG and Z8 are registered trademarks of ZiLOG, Inc. in the United States and in other countries. Z80, eZ80, Z8Encore!, eZ80Acclaim! and IrFM are trademarks of ZiLOG, Inc. in the United States and in other countries. All other product and or service names mentioned herein may be trademarks of the companies with which they are associated.

    Some statements contained in this press release that are not historical facts, including those related to our estimation of future demand from new products, are forward-looking statements subject to risks and uncertainties that could cause actual results and financial position to differ materially from these statements. The statements above are based on current expectations but are also inherently subject to economic and competitive uncertainties and contingencies beyond the control of the Company. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to: timing of the release of our new products; unexpected technical difficulties which sometimes occur in new products; the level of orders that are received and can be shipped in a quarter; pricing pressures; possible disruption in commercial activities occasioned by terrorist activity or armed conflict; changes in logistics and security arrangements; and reduced end-user purchases relative to expectations; the impact of events outside the United States, such as the business impact of fluctuating currency rates or unrest or political instability; disruptions in international transport or delivery occasioned by unexpected increases in price or supply of oil; general industry, economic and political conditions; performance and market acceptance of our new products including those found in our IrDA, Z8 Encore! and EZ80 Acclaim! product families; our ability to ramp new products into volume production; and competitive factors, such as competing architectures and manufacturing technologies.
    For a detailed discussion of these and other risk factors, please refer to the Company's most recent filing on Form 10-K and Form 10-Q. You can obtain copies of the Company's Form 10-K and Form 10-Q and any other relevant documents for free at the SEC's Web site (www.sec.gov) or from commercial document retrieval services.
    Undue reliance should not be placed on any forward-looking statement, contained herein. These statements reflect the Company's position as of the date of this release. The Company expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in the Company's expectations or any change of events, conditions, or circumstances on which any such statement is based.



                              ZiLOG, INC.
                   SELECTED QUARTERLY FINANCIAL DATA
   (Amounts in millions except percentages, selected key metrics and per share amounts)
        (Unaudited, includes supplemental non-GAAP information)

Proforma Condensed                   Three Months Ended (1)
 Statement of Operations
----------------------------------------------------------------------
                          Jun. 30 Mar. 31, Dec. 31, Sept. 30, Jun. 30,
                            2003     2003     2002      2002     2002
                          ------- -------- -------- --------- --------
Net sales                  $25.7    $25.2    $29.5     $36.0    $38.1
Cost of sales               13.7     14.9     15.8      19.8     21.2
                          ------- -------- -------- --------- --------
Gross margin                12.0     10.3     13.7      16.2     16.9
Gross margin %               47%      41%      46%       45%      44%

Operating expenses:
  Research and
   development               4.7      3.9      3.9       4.1      4.6
  Selling, general and
   administrative            6.7      5.8      6.9       7.7      8.0
                          ------- -------- -------- --------- --------
    Total operating
     expenses               11.4      9.7     10.8      11.8     12.6
                          ------- -------- -------- --------- --------
Proforma operating income   $0.6     $0.6     $2.9      $4.4     $4.3

Other income (expense)       0.1        -        -       0.4     (0.2)
Provision for income taxes   0.1      0.1      0.8       0.2      0.6
                          ------- -------- -------- --------- --------
Proforma net income         $0.6     $0.5     $2.1      $4.6     $3.5
                          ======= ======== ======== ========= ========

Reconciliation of Proforma Information to GAAP Results
------------------------------------------------------
Proforma operating income   $0.6     $0.6     $2.9      $4.4     $4.3
  Special charges and
   reorganization items        -        -        -         -      3.9
  Special charges and
   reorganization items      0.5      1.3      1.7       0.8      1.5
  Amortization of
   intangible assets         1.7      1.7      2.9       3.0      2.0
  In-process research
   and development             -        -        -         -     18.7
  Non-cash stock-based
   compensation              0.4      0.4      0.3       0.6      2.1
                          ------- -------- -------- --------- --------
    Total proforma
     adjustments             2.6      3.4      4.9       4.4     28.2
                          ------- -------- -------- --------- --------
Operating income (loss)    ($2.0)   ($2.8)   ($2.0)     $0.0   ($23.9)
                          ======= ======== ======== ========= ========

Proforma net income         $0.6     $0.5     $2.1      $4.6     $3.5
Proforma adjustments:
  Cost of sales - fresh-
   start inventory
   adjustment                  -        -        -         -      3.9
  Special charges and
   reorganization items      0.5      1.3      1.7       0.8      1.8
  Amortization of
   intangible assets         1.7      1.7      2.9       3.0      2.0
  In-process research
   and development             -        -        -         -     18.7
  Non-cash stock-based
   compensation              0.4      0.4      0.3       0.6      2.1
  Fresh-start
   adjustments                 -        -        -         -    (83.7)
  Net gain on discharge
   of debt                     -        -        -         -   (205.7)
                          ------- -------- -------- --------- --------
    Total proforma
     adjustments             2.6      3.4      4.9       4.4   (260.9)
                          ------- -------- -------- --------- --------
Net income (loss)          ($2.0)   ($2.9)   ($2.8)     $0.2   $264.4
                          ======= ======== ======== ========= ========

Percentage of net sales (GAAP basis)
------------------------------------
  Gross margin (2)            47%      41%      46%       45%      34%
  Research and development    18%      15%      13%       11%      12%
  Selling, general and
   administrative             28%      25%      24%       23%      26%
  Operating income/(loss)    (8%)    (11%)     (7%)        0%    (63%)
  Net income/(loss)          (8%)    (12%)    (10%)        1%     694%

Other selected financial data (GAAP basis)
------------------------------------------
  Depreciation and
   amortization             $1.4     $1.5     $1.6      $1.7     $1.7
  Amortization of fresh-
   start intangibles         1.7      1.7      3.0       3.0      5.9
  In-process research and
   development                 -        -        -         -     18.7
  Special charges and
   reorganization items      0.5      1.3      1.7       0.8      1.5
  Stock-based compensation   0.4      0.4      0.3       0.6      2.1
  Capital expenditures      $0.6     $0.7     $0.5      $0.6     $0.3

Selected Key Indices (calculated using GAAP data)
---------------------------------------------------
  Days sales outstanding      38       44       33        40       39
  Net sales to inventory
   ratio (annualized)       10.7     10.3     11.1      12.4     11.5
  Weeks of inventory at
   distributors               11       11       11         9        8
  Current ratio              1.6      1.6      1.5       1.4      1.3

(1) The period ended June 30, 2002 reflects the combined results of the predecessor and successor entities. All other periods presented reflect only the successor entity.

(2) For the quarter ended June 30, 2002, cost of sales includes $3.9 million of fresh start inventory adjustments.




                              ZiLOG, INC.
       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in millions except per share data)

                                                           Predecessor
                                   Successor Company         Company
                               ------------------------    -----------
                               Three months  Two months      One month
                                   Ended        Ended          Ended
                                  June 30,     June 30,      April 30,
                                    2003        2002           2002
                               ------------ -----------    -----------
Net sales                            $25.7       $28.1          $10.0
Cost of sales                         13.7        15.5            5.8
Cost of sales - fresh-start
 inventory adjustment                    -         3.9              -
                               ------------ -----------    -----------
Gross margin                          12.0         8.7            4.2
Operating expenses:
  Research and development             4.7         3.2            1.5
  Selling, general and
   administrative                      7.1         7.2            2.7
  Special charges and
   reorganization items                0.5         0.3            1.2
  Amortization of intangible
   assets                              1.7         2.0              -
  In-process research and
   development                           -        18.7              -
                               ------------ -----------    -----------
    Total operating expenses          14.0        31.4            5.4
                               ------------ -----------    -----------
Operating income (loss)               (2.0)      (22.7)          (1.2)
                               ------------ -----------    -----------
Other income (expense):
  Fresh-start adjustments                -           -           83.7
  Net gain on discharge of debt          -           -          205.7
  Interest income                        -           -              -
  Interest expense (1)                (0.1)       (0.2)          (0.1)
  Other, net                           0.2         0.1              -
                               ------------ -----------    -----------
Income (loss) before
 reorganization items and
 provision for income taxes           (1.9)      (22.8)         288.1
Reorganization items                     -           -            0.3
Provision for income taxes             0.1         0.6              -
                               ------------ -----------    -----------
Net Income (loss)                     (2.0)      (23.4)         287.8
                               ============ ===========    ===========
Preferred stock dividends
 accrued                                 -           -            0.5
                               ------------ -----------    -----------
Net income (loss) attributable
 to common stockholders              $(2.0)     $(23.4)        $287.3
                               ============ ===========    ===========
Basic and diluted net loss per
 share                              $(0.07)     $(0.82)
                               ============ ===========
Weighted-average shares used in
 computing basic and diluted
 net income per share                 28.7        28.5
                               ============ ===========

(1) Excludes contractual interest of $2.1 in the one month ended April 30, 2002 not recorded during reorganization.





                              ZiLOG, INC.
       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in millions except per share data)

                                                           Predecessor
                                   Successor Company         Company
                               ------------------------    -----------
                                Six months  Two months     Four Months
                                   Ended        Ended          Ended
                                  June 30,     June 30,      April 30,
                                    2003         2002           2002
                               ------------ -----------    -----------
Net sales                            $50.9       $28.1          $46.0
Cost of sales                         28.6        15.5           26.1
Cost of sales - fresh-start
 inventory adjustment                    -         3.9              -
                               ------------ -----------    -----------
Gross margin                          22.3         8.7           19.9
Operating expenses:
  Research and development             8.6         3.2            6.8
  Selling, general and
   administrative                     13.3         7.2           10.8
  Special charges and
   reorganization items                1.8         0.3            6.9
  Amortization of intangible
   assets                              3.4         2.0              -
  In-process research and
   development                           -        18.7              -
                               ------------ -----------    -----------
    Total operating expenses          27.1        31.4           24.5
                               ------------ -----------    -----------
Operating income (loss)               (4.8)      (22.7)          (4.6)
                               ------------ -----------    -----------

Other income (expense):
  Fresh-start adjustments                -           -           83.7
  Net gain on discharge of debt          -           -          205.7
  Interest income                      0.1           -            0.1
  Interest expense (1)                (0.2)       (0.2)          (5.0)
  Other, net                           0.2         0.1            0.1
                               ------------ -----------    -----------
Income (loss) before
 reorganization items and
 provision for income taxes           (4.7)      (22.8)         280.0
Reorganization items                     -           -            4.0
Provision for income taxes             0.2         0.6            0.1
                               ------------ -----------    -----------
Net Income (loss)                     (4.9)      (23.4)         275.9
                               ============ ===========    ===========
Preferred stock dividends
 accrued                                 -           -            1.9
                               ------------ -----------    -----------
Net income (loss) attributable
 to common stockholders              $(4.9)     $(23.4)        $274.0
                               ============ ===========    ===========
Basic and diluted net loss per
 share                              $(0.17)     $(0.82)
                               ============ ===========
Weighted-average shares used in
 computing basic and diluted
 net income per share                 28.7        28.5
                               ============ ===========

(1) Excludes contractual interest of $4.2 in the four months ended April 30, 2002 not recorded during reorganization.




                              ZiLOG, INC.
            UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                             (in millions)

                                   Successor Company
                               ------------------------
                                 June 30,  December 31,
                                   2003        2002
                               ------------ -----------
            ASSETS
Current assets:
  Cash and cash equivalents          $21.4       $29.4
  Accounts receivable, less
   allowance for doubtful accounts
   of $0.3 at June 30, 2003 and
   $0.5 at December 31, 2002          10.8        10.8
  Inventories                          9.6        10.6
  Prepaid expenses and other
   current assets                      2.8         3.4
                               ------------ -----------
    Total current assets              44.6        54.2
                               ------------ -----------
MOD III assets held for sale          30.0        30.0
Net property, plant and
 equipment                            20.1        21.9
Goodwill                              34.6        34.6
Intangible assets, net                14.9        18.3
Other assets                           8.5         9.8
                               ------------ -----------
Total Assets                        $152.7      $168.8
                               ============ ===========

  LIABILITIES, MINORITY INTEREST
    AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt                     $5.0        $6.9
  Accounts payable                     8.6        10.2
  Income taxes payable                 1.0           -
  Accrued compensation and
   employee benefits                   3.8         7.4
  Other accrued liabilities            2.4         2.6
  Accrued special charges              0.1         0.6
  Deferred income on shipments
   to distributors                     6.4         7.4
                               ------------ -----------
    Total current liabilities         27.3        35.1
                               ------------ -----------

Deferred income taxes                 19.8        22.4
Other non-current liabilities         14.5        14.5
                               ------------ -----------
    Total liabilities                 61.6        72.0
                               ------------ -----------
Minority interest in MOD III
 assets                               30.0        30.0

Stockholders' equity
 (deficiency):
  Contributed capital                 92.0        92.8
  Accumulated deficit                (30.9)      (26.0)
                               ------------ -----------
    Total stockholders' equity
     (deficiency)                     61.1        66.8
                               ------------ -----------
Total liabilities and
 stockholders' equity               $152.7      $168.8
                               ============ ===========




                             ZiLOG, INC.
             UNAUDITED CONDENSED CONSOLIDATED CASH FLOWS
                            (in millions)

                                                           Predecessor
                                   Successor Company         Company
                               ------------------------    -----------
                                Six months  Two months     Four Months
                                  Ended        Ended           Ended
                                 June 30,     June 30,       April 30,
                                   2003         2002           2002
                               ------------ -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                    ($4.9)     ($23.4)        $275.9
Adjustments to reconcile net
 income (loss) to net cash used
 by operating activities:
  In-process research and
   development                           -        18.7              -
  Net gain on discharge of debt          -           -        ($205.7)
  Amortization of fresh-start
   adjustments                           -           -          (83.7)
  Fresh-start inventory
   adjustments                           -         3.9              -
  Amortization of fresh-start
   intangible assets                   3.4         2.0              -
  Depreciation and amortization        2.9         1.1            2.5
  Impairment of long lived
   assets                              0.2           -            2.7
  Stock-based compensation             0.8         2.1            0.1
Changes in operating assets and
 liabilities:
  Accounts receivable                    -        (2.0)           2.1
  Inventories                          1.0         1.3            2.9
  Prepaid expenses and other
   current and noncurrent
   assets                              1.8        (1.5)           0.1
  Accounts payable                    (1.6)        1.0           (0.1)
  Accrued compensation and
   employee benefits                  (3.7)       (0.4)          (1.8)
  Liabilities subject to
   compromise                            -           -            6.6
  Other accrued liabilities,
   deferred income on shipments
   to distributors and deferred
   income taxes                       (3.1)       (3.1)          (6.8)
                               ------------ -----------    -----------
     Net cash used by
      operations before
      reorganization items            (3.2)       (0.3)          (5.2)
Reorganization items -
 professional fees paid                  -           -           (2.3)
                               ------------ -----------    -----------
     Net cash used by operating
      activities                      (3.2)       (0.3)          (7.5)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                (1.3)       (0.1)          (1.0)
                               ------------ -----------    -----------
    Cash used by investing
     activities                       (1.3)       (0.1)          (1.0)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of short-term debt       (1.9)       (0.3)          (3.4)
  Proceeds from issuance of
   common stock                          -         0.2              -
  Payments for stock redemptions      (1.6)       (0.2)             -
                               ------------ -----------    -----------
    Cash used by financing
     activities                       (3.5)       (0.3)          (3.4)
                               ------------ -----------    -----------
Decrease in cash and cash
 equivalents                          (8.0)       (0.7)         (11.9)
Cash and cash equivalents at
 beginning of period                  29.4        18.8           30.7
                               ------------ -----------    -----------
Cash and cash equivalents at
 end of period                       $21.4       $18.1          $18.8
                               ============ ===========    ===========


                              ZiLOG, Inc.
         Notes to Condensed Consolidated Financial Statements
                              (Unaudited)

    Note 1: Recapitalization and Fresh-Start Accounting

    During 2002, ZiLOG completed its Plan of Reorganization and recapitalized the Company. In accordance with the U.S. accounting pronouncements Statement of Position 90-7 (SOP 90-7) or as is referred to "fresh start" reporting and effective May 1, 2002, a new entity has been deemed created for financial reporting purposes. Consequently, the consolidated balance sheet data at May 1, 2002 is labeled "Successor Company," and reflects the effect of the reorganization plan and the associated SOP 90-7 adjustments. Financial statements for periods prior to May 1, 2002 are labeled "Predecessor Company".
    Certain amounts recorded in the Predecessor Company's balance sheet were materially changed with the adoption of fresh start reporting. Accordingly, the consolidated balance sheet and certain expenses of the Successor Company are generally not comparable to that of the Predecessor Company, principally due to adjustments of property, plant and equipment, intangible assets, deferred charges, deferred tax liabilities, the discharge of liabilities subject to compromise, and the issuance of new equity of the Company. The successor financial statements include non-cash charges associated with the amortization of intangible assets and stock-based compensation expense.
    The Company's year-end is December 31, with interim results based on fiscal quarters of thirteen weeks of duration ending on the last Sunday of each quarter. However, for financial reporting purposes interim fiscal periods are labeled as ending on calendar-month end.

    Note 2: Common Stock

    On April 17, 2003, the Company's Board of Directors approved a stock repurchase plan under which the Company may repurchase up to 1.0 million shares of its outstanding common stock.
    Additionally, the Company generally has the right of first refusal to repurchase common shares of stock owned by certain employees, ex-employees and contractors that maybe exercised when vested or on termination from employment with the company.
    Common stock repurchases during the three months ended June 30, 2003 were as follows:


                                                 Shares        Cost
Open market repurchases                          250,000     $500,000
Current, terminated and former employee
 repurchases                                     371,500    1,101,424
                                            ------------- ------------
     Total stock repurchased                     621,500    1,601,424
                                            =============
Loans retired                                                (541,995)
                                                          ------------
     Total cash cost of repurchases                        $1,059,429
                                                          ============

    Note 3: Cash and Cash Equivalents Summary

    Cash and cash equivalent activity for the six months ended June 30, 2003 can be summarized as follows (in millions):


Cash and cash equivalents at December 31, 2002                  $29.4
Adjusted EBITDA (1)                                               2.1
Payments for the Company's 2002 employee bonuses                 (3.3)
Payments on revolving bank debt                                  (1.9)
Special charges for MOD III costs and S-1 Filing expenses        (1.5)
Capital expenditures                                             (0.7)
Other, net                                                       (1.1)
                                                          ------------
Cash and cash equivalents at March 31, 2003                     $23.0
Adjusted EBITDA (1)                                               2.2
Cash paid for repurchases of common stock                        (1.0)
Capital expenditures                                             (0.6)
Income taxes paid (primarily U.S. Federal & State)               (0.7)
Other, net                                                       (1.5)
                                                          ------------
Cash and cash equivalents at June 30, 2003                      $21.4
                                                          ============

(1) See Note 4 for a description and reconciliation of Adjusted
    EBITDA.


    Note 4: EBITDA and Adjusted EBITDA


Reconciliation of Cash Flow From Operating Activities to EBITDA

                                    Three Months Ended (1)
                         ---------------------------------------------
                         Jun. 30, Mar. 31, Dec. 31, Sept. 30, Jun. 30,
                            2003     2003     2002      2002     2002
                         -------- -------- -------- --------- --------
Cash provided (used) by
 operating activities       $0.6    ($3.8)    $5.9      $8.9     $1.7
  Interest paid              0.1      0.1      0.6       0.1      0.1
  Income taxes paid          0.8      0.1      0.1       0.1      0.1
  Changes in operating
   assets and liabilities    0.2      4.6     (3.9)     (3.4)     2.6
                         -------- -------- -------- --------- --------
EBITDA (2)                  $1.7     $1.0     $2.7      $5.7     $4.5

  Special charges settled
   in cash                   0.4      0.9      0.8       0.8      1.3
  Reorganization items       0.1      0.2      1.0         -      0.3
                         -------- -------- -------- --------- --------
Adjusted EBITDA (3)         $2.2     $2.1     $4.5      $6.5     $6.1
                         ======== ======== ======== ========= ========

(1) The period ended June 30, 2002 reflects the combined results of the predecessor and successor entities. All other periods presented reflect only the successor entity.

(2) EBITDA calculated as Earnings Before Interest, Taxes, Depreciation and Amortization and non-cash restructuring, stock-based compensation and non-cash special charges. EBITDA is presented as management uses EBITDA as a measure of cash earnings and liquidity for budgeting and financial performance measurement.

(3) Adjusted EBITDA represents a ZiLOG-specific metric which is calculated as EBITDA, plus cash-settled special charges, and in-process research and development. Adjusted EBITDA is presented because it is a defined measure for determining employee incentive compensation and potentially for acceleration of certain stock option vesting.



    CONTACT: ZiLOG, Inc.
             Perry Grace, 408/558-8409